UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 31, 2023

MicroVision, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34170	91-1600822
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18390 NE 68th Street

Redmond, Washington 98052

(Address of principal executive offices) (Zip code)

(425) 936-6847

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MVIS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On January 31, 2023, MicroVision GmbH, a company organized under the laws of The Federal Republic of Germany and wholly owned subsidiary of MicroVision, Inc., (together, “MicroVision” or the “Company”) completed the acquisition of certain assets from Ibeo Automotive Systems GmbH, a company organized under the laws of The Federal Republic of Germany (“Ibeo”) related to Ibeo’s lidar sensor business (the “Acquisition”) pursuant to the previously announced Asset Purchase Agreement, dated December 1, 2022 and amended as of January 31, 2023.

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) is being filed by MicroVision to amend its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 3, 2023 (the “Initial Report”) solely to provide the disclosures required by Item 9.01 of Form 8-K that were omitted from the Initial Report, including the required historical financial statements of Ibeo and the required pro forma financial information. Except as otherwise provided herein, the disclosures made in the Initial Report remain unchanged. This Amendment No. 1 should be read in conjunction with the Initial Report, which provides a more complete description of the Acquisition.

The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, is based on various adjustments and assumptions and is not necessarily indicative of what the Company’s consolidated financial statements would have been had the Acquisition and other adjustments been completed as of the dates indicated or will be for any future periods.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The audited financial statements of Ibeo for the abridged reporting period from January 1 to November 30, 2022 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

Under German GAAP, it is permissible to present the financial statements of a parent company without consolidating subsidiaries that the parent company controls. As MicroVision Inc. has not acquired substantially all assets of Ibeo Group, Ibeo is permitted to present carve-out financial statements of the parent company Ibeo Automotive Systems GmbH only. Such presentation is commonly referred to as carve-out financial statements. Therefore, both German GAAP and SEC Staff guidance permit the presentation of the financial statements of Ibeo Automotive Systems GmbH (“the Company”) excluding of subsidiary entities.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of December 31, 2022 and for the year then ended are furnished as Exhibit 99.3 hereto and incorporated herein by reference. These unaudited pro forma financial statements give effect to the Acquisition.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young GmbH Wirtschaftsprüfungsgesellschaft.

99.2	Audited financial statements of Ibeo Automotive Systems GmbH i.l. (“in bankruptcy proceedings”) for the stub reporting period from January 1 to November 30, 2022.

99.3	Unaudited pro forma financial information of MicroVision as of December 31, 2022 and for the year then ended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROVISION, INC.

By:	/s/ Drew G. Markham
Drew G. Markham
Vice President, General Counsel and Secretary

Dated: April 18, 2023